4868-3886-4459.2 EXHIBIT B-1 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT HERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. PROMISSORY NOTE Effective Date: January 19, 2023 U.S. $400,000,000 To rectify Promissory Note dated December 6, 2022 WHEREAS, the parties hereto entered into that certain Promissory Note, effective December 6, 2022 (the “Original Note”), pursuant to which Summit Therapeutics Inc., a Delaware corporation (“Borrower”) promised to pay to Robert Duggan or his successors or assigns (“Lender”), Four Hundred Million Dollars and any interest, fees, charges, and late fees on the Maturity Date (as defined therein), subject to and in accordance with the terms set forth therein; WHEREAS, the Borrower and Lender wish to rectify the Original Note in order to correctly reflect the parties’ intent in Section 5 thereof that Borrower may only prepay the Original Note following the completion of a public rights offering to be conducted by Borrower in the approximate amount of five hundred million dollars (the “Rights Offering”) or similar capital raise; WHEREAS, following the execution of this Promissory Note, the Original Note shall be marked “cancelled” on its face and replaced in its entirety by this Promissory Note (hereinafter, the “Note”); NOW, THEREFORE, the Original Note is rectified and replaced by this Note as follows: FOR VALUE RECEIVED, Borrower, promises to pay to Lender, Four Hundred Million Dollars (the “Principal Amount”) and any interest, fees, charges, and late fees on February 15, 2023 (the “Maturity Date”), subject to and in accordance with the terms set forth herein, and to pay interest on the Outstanding Balance (as defined below) at the rate equal to the Interest Rate (as defined below) per annum (subject to Section 2.2) from the Effective Date until the Outstanding Balance is paid in full. This Promissory Note (this “Note”) is issued and made effective as of December 6, 2022 (the “Effective Date”). This Note is issued pursuant to, and subject to the terms of, that certain Note Purchase Agreement dated December 6, 2022, as the

2 4868-3886-4459.2 same may be amended, restated, supplemented, modified or replaced from time to time, by and between Borrower and Lender and the other lenders party thereto from time to time (the “Purchase Agreement”). All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, and shall be payable in accordance with the terms of this Note. 1. Payment. 1.1 Payment of Interest. Subject to Section 2.1, from and including the date hereof to, but excluding, the Maturity Date, interest on this Note shall accrue on the Outstanding Balance of this Note outstanding from time to time at a rate of interest per annum (the “Interest Rate”) equal to 7.50%. All interest shall be paid by the Company to the Lender on the Effective Date for the period through the Maturity Date (the “Prepaid Interest”). Default Interest shall be paid as provided for in the Purchase Agreement (but only the difference between the total Default Interest amount and the Prepaid Interest shall be payable). The Borrower acknowledges and agrees that the Prepaid Interest constitutes compensation to Lender for arranging and providing the financing to the Borrower under this Note and the other Transaction Documents and shall, therefore, be deemed fully earned on the date hereof, and not subject to any refund or reimbursement for any reason. Prepaid Interest shall be paid in cash or in shares of the Company’s common stock, par value $.01 per share (“Shares”), as may be determined by the Lender on the date hereof. In the event the Lender elects to receive Prepaid Interest in Shares, the number of Shares shall equal the dollar amount of Prepaid Interest, divided by the consolidated closing bid price immediately preceding the time the Company enters into the Purchase Agreement, plus $.01. The issuance of Shares shall be subject to compliance with securities laws and Nasdaq rules and regulations. For all periods following the Maturity Date, interest shall accrue on the Outstanding Balance at the prime rate announced to be then in effect as published as the average rate in the Wall Street Journal (Northeast Edition) (the “Prime Rate”) plus 50 basis points, for three months immediately following the Maturity Date, and thereafter shall accrue at the Prime Rate plus 300 basis points, to be determined on the first day of each calendar month for the succeeding calendar month. All accrued and unpaid interest shall be payable on the Maturity Date or Extended Maturity Date (as defined below), as the case may be, or if such day is not a Business Day, on the immediately succeeding Business Day (the “Interest Payment Date”). Interest shall be calculated on the basis of a 360-day year and actual days elapsed. 1.2 Payment of Principal and Interest. On the Maturity Date, the Outstanding Balance, including all principal under this Note, together with all accrued and unpaid interest thereon and all other sums evidenced by this Note, shall be due and payable in cash, subject to the next sentence. At the Company’s election, the term of this Note can be extended one or more times by notice to the Lender sent at least three (3) business days prior the Maturity Date, or extended Maturity Date, as the case may be, but in no event to a date later than September 6, 2024 (such extended Maturity Date, as may be extended from time to time, the “Extended Maturity Date”). Upon payment in full of the Outstanding Balance of this Note and all accrued and unpaid interest thereon, this Note will be automatically cancelled, whether or not this Note has been surrendered. Should the Company elect to extend the term of this Note, following the Maturity Date, interest shall be paid in cash quarterly in arrears, on each of March 31, June 30, September 30 and December 31.

3 4868-3886-4459.2 As used herein, “Outstanding Balance” means as of any date of determination, the outstanding principal amount of this Note, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, offset, or otherwise, plus accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and any other fees or charges incurred under this Note. 2. Defaults and Remedies. 2.1 Defaults. As used herein, the term “Event of Default” has the meaning given such term in the Purchase Agreement. 2.2 Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default that is continuing, Lender may exercise all of its rights and remedies provided for in the Purchase Agreement or otherwise available under applicable law or equity, including, subject to the Purchase Agreement, the right to accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (b), (c), (d), (e), or (f) of Section 9.1 of the Purchase Agreement, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash, without any written notice required by Lender or any other person. Upon the occurrence of an Event of Default, interest shall accrue on the Outstanding Balance at an interest rate equal to the Default Interest (as defined in the Purchase Agreement) rate. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender in accordance with the Purchase Agreement at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 2.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue in one or more arbitrations any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. In the event the Lender accelerates, and receives any payment (including any payment in full) of the Outstanding Balance and other monetary obligations of the Borrower under the Transaction Documents, the Borrower shall not be entitled to any refund of the Prepaid Interest. 3. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments called for herein in accordance with the terms of this Note. 4. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a

4 4868-3886-4459.2 continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing. 5. Borrower Prepayment. Borrower shall have the right, exercisable at any time following the completion of the Rights Offering or similar capital raise, in its sole and absolute discretion without penalty or fee, to prepay an amount of this Note equal to the lesser of (i) the net proceeds of the Rights Offering or such capital raise or (ii) the full amount outstanding of this Note (such amount, the “Prepayment Amount”), in either case by providing written notice to Lender at least two (2) business days in advance of such prepayment (each, a “Prepayment Notice”). On the prepayment date Borrower shall pay the Prepayment Amount in cash to Lender. Upon any prepayment, there shall be no refund of any Prepaid Interest. 6. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. 7. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel; provided that such opinion shall be reasonably acceptable to Borrower. 8. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference. 9. Cancellation. After repayment of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued. 10. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note. 11. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower. 12. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith. 13. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

5 4868-3886-4459.2 14. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Prepaid Interest, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will, if allowed under applicable law, tack back to the Effective Date for purposes of determining the holding period under Rule 144). 15. Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY. 16. Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else. 17. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect. [Remainder of page intentionally left blank; signature page follows]

4868-3886-4459.2 IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date. BORROWER: SUMMIT THERAPEUTICS INC. By: Name: Ankur Dhingra Title: Chief Financial Officer ACKNOWLEDGED, ACCEPTED AND AGREED: LENDER: Robert Duggan /s/ Ankur Dhingra /s/ Robert W. Duggan Date: January 19, 2023 Date: January 19, 2023

4877-5800-7115.2 EXHIBIT B-3 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT HERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. PROMISSORY NOTE Effective Date: January 19, 2023 U.S. $100,000,000 To rectify Promissory Note dated December 6, 2022 WHEREAS, the parties hereto entered into that certain Promissory Note, effective December 6, 2022 (the “Original Note”), pursuant to which Summit Therapeutics Inc., a Delaware corporation (“Borrower”) promised to pay to Robert Duggan or his successors or assigns (“Lender”), One Hundred Million Dollars and any interest, fees, charges, and late fees on the Maturity Date (as defined therein), subject to and in accordance with the terms set forth therein; WHEREAS, as of the date of the Original Note, the Borrower intended to conduct a public rights offering in the approximate amount of five hundred million dollars (the “Rights Offering”); WHEREAS, the Borrower and Lender wish to rectify the Original Note in order to correctly reflect the parties’ intent in Section 5 thereof that Borrower may only prepay the Original Note following the completion of a subsequent capital raise by the Borrower following completion of the Rights Offering or similar capital raise (a “Subsequent Capital Raise”); WHEREAS, following the execution of this Promissory Note, the Original Note shall be marked “cancelled” on its face and replaced in its entirety by this Promissory Note (hereinafter, the “Note”); NOW, THEREFORE, the Original Note is rectified and replaced by this Note as follows: FOR VALUE RECEIVED, Borrower, promises to pay to Lender, One Hundred Million Dollars (the “Principal Amount”) and any interest, fees, charges, and late fees on September 15, 2023 (the “Maturity Date”), subject to and in accordance with the terms set forth herein, and to pay interest on the Outstanding Balance (as defined below) at the rate equal to the Interest Rate (as defined below) per annum (subject to Section 2.2) from the Effective Date until the Outstanding

2 4877-5800-7115.2 Balance is paid in full. This Promissory Note (this “Note”) is issued and made effective as of December 6, 2022 (the “Effective Date”). This Note is issued pursuant to, and subject to the terms of, that certain Note Purchase Agreement dated December 6, 2022, as the same may be amended, restated, supplemented, modified or replaced from time to time, by and between Borrower and Lender and the other lenders party thereto from time to time (the “Purchase Agreement”). All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, and shall be payable in accordance with the terms of this Note. 1. Payment. 1.1 Payment of Interest. Subject to Section 2.1, from and including the date hereof to, but excluding, the Maturity Date, interest on this Note shall accrue on the Outstanding Balance of this Note outstanding from time to time at a rate of interest per annum (the “Interest Rate”) equal to 7.50%. All interest (the “Prepaid Interest”) other than Default Interest shall be paid by the Company to the Lender on the Effective Date for the period through February 15, 2023 (“February 2023”). Default Interest shall be paid as provided for in the Purchase Agreement (but only the difference between the total Default Interest amount and the Prepaid Interest shall be payable). The Borrower acknowledges and agrees that the Prepaid Interest constitutes compensation to Lender for arranging and providing the financing to the Borrower under this Note and the other Transaction Documents and shall, therefore, be deemed fully earned on the date hereof, and not subject to any refund or reimbursement for any reason. Prepaid Interest shall be paid in cash or in shares of the Company’s common stock, par value $.01 per share (“Shares”), as may be determined by the Lender on the date hereof. In the event the Lender elects to receive Prepaid Interest in Shares, the number of Shares shall equal the dollar amount of Prepaid Interest, divided by the consolidated closing bid price immediately preceding the time the Company enters into the Purchase Agreement, plus $.01. The issuance of Shares shall be subject to compliance with securities laws and Nasdaq rules and regulations. For all periods following February 2023, interest shall accrue on the Outstanding Balance at the prime rate announced to be then in effect as published as the average rate in the Wall Street Journal (Northeast Edition) (the “Prime Rate”) plus 50 basis points, for three months immediately following February 2023, and thereafter shall accrue at the Prime Rate plus 300 basis points, to be determined on the first day of each calendar month for the succeeding calendar month. All accrued and unpaid interest shall be payable on the Maturity Date or Extended Maturity Date (as defined below), as the case may be, or if such day is not a Business Day, on the immediately succeeding Business Day (the “Interest Payment Date”). Interest shall be calculated on the basis of a 360-day year and actual days elapsed. 1.2 Payment of Principal and Interest. On the Maturity Date, the Outstanding Balance, including all principal under this Note, together with all accrued and unpaid interest thereon and all other sums evidenced by this Note, shall be due and payable in cash, subject to the next sentence. At the Company’s election, the term of this Note can be extended one or more times by notice to the Lender sent at least three (3) business days prior the Maturity Date, or extended Maturity Date, as the case may be, but in no event to a date later than September 6, 2024 (such extended Maturity Date, as may be extended from time to time, the “Extended Maturity Date”). Upon payment in full of the Outstanding Balance of this Note and all accrued and unpaid interest thereon, this Note will be automatically cancelled, whether or not this Note has been surrendered. Following February 2023, interest shall be paid in cash, quarterly in arrears, on each of March 31, June 30, September 30 and December 31.

3 4877-5800-7115.2 As used herein, “Outstanding Balance” means as of any date of determination, the outstanding principal amount of this Note, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, offset, or otherwise, plus accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and any other fees or charges incurred under this Note. 2. Defaults and Remedies. 2.1 Defaults. As used herein, the term “Event of Default” has the meaning given such term in the Purchase Agreement. 2.2 Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default that is continuing, Lender may exercise all of its rights and remedies provided for in the Purchase Agreement or otherwise available under applicable law or equity, including, subject to the Purchase Agreement, the right to accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (b), (c), (d), (e), or (f) of Section 9.1 of the Purchase Agreement, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash, without any written notice required by Lender or any other person. Upon the occurrence of an Event of Default, interest shall accrue on the Outstanding Balance at an interest rate equal to the Default Interest (as defined in the Purchase Agreement) rate. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender in accordance with the Purchase Agreement at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 2.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue in one or more arbitrations any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. In the event the Lender accelerates, and receives any payment (including any payment in full) of the Outstanding Balance and other monetary obligations of the Borrower under the Transaction Documents, the Borrower shall not be entitled to any refund of the Prepaid Interest. 3. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments called for herein in accordance with the terms of this Note. 4. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a

4 4877-5800-7115.2 continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing. 5. Borrower Prepayment. Borrower shall have the right, exercisable at any time following the completion of the Subsequent Capital Raise, in its sole and absolute discretion without penalty or fee, to prepay an amount of this Note equal to the lesser of (i) the net proceeds of the Subsequent Capital Raise or (ii) the full amount outstanding of this Note (such amount, the “Prepayment Amount”), in either case by providing written notice to Lender at least two (2) business days in advance of such prepayment (each, a “Prepayment Notice”). On the prepayment date Borrower shall pay the Prepayment Amount in cash to Lender. Upon any prepayment, there shall be no refund of any Prepaid Interest. 6. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. 7. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel; provided that such opinion shall be reasonably acceptable to Borrower. 8. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference. 9. Cancellation. After repayment of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued. 10. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note. 11. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower. 12. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith. 13. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

5 4877-5800-7115.2 14. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Prepaid Interest, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will, if allowed under applicable law, tack back to the Effective Date for purposes of determining the holding period under Rule 144). 15. Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY. 16. Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else. 17. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect. [Remainder of page intentionally left blank; signature page follows]

4877-5800-7115.2 IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date. BORROWER: SUMMIT THERAPEUTICS INC. By: Name: Ankur Dhingra Title: Chief Financial Officer ACKNOWLEDGED, ACCEPTED AND AGREED: LENDER: Robert Duggan /s/ Ankur Dhingra /s/ Robert W. Duggan Date: January 19, 2023 Date: January 19, 2023